Gulf South Bank Conference
May 2, 2006

     This presentation contains forward-looking statements, as defined by Federal securities laws, relating to present or future trends or factors affecting the operations, markets and products of First Security Group, Inc.  These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to First Security’s most recent documents filed with the Securities and Exchange Commission.

First Security undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward-Looking Statements

GAAP Reporting versus Operating Results
               This presentation contains references to operating results. These amounts and ratios are calculated using net operating income (net of tax) which excludes extraordinary items as defined by GAAP and non-recurring items.  Furthermore and in accordance with SNL Financial practice, our core efficiency ratio is calculated on a fully tax equivalent basis excluding one-time and non-cash items.  Since these items and their impact on First Security's performance are difficult to predict, First Security believes presentation of its financial measures excluding the impact of these items is useful information and important for a complete understanding of its core operating results.  Reconciliations for each core number are included in the first quarter earnings release which is available on First Security’s website, www.FSGBank.com.

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Headquarters in Chattanooga, Tennessee
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Six years in operation as First Security; founded in Sept,1999 by current management team
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Assets of $1.1 billion
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37 banking offices and 4 leasing offices in Tennessee and north Georgia
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Strategic focus on small to medium-sized owner-managed businesses and consumers
FSGI Corporate Profile

* As of April 21, 2006
FSGI Market Statistics
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17.6 million shares outstanding
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Listed on Nasdaq NM under FSGI in August 2005
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Market capitalization of $199 million*
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Institutions hold 23.8% of shares
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Average daily trading volume (3-months) is 27,400 shares

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Earnings momentum from organic growth and acquisitions
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Sound asset quality
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Excellent core deposit base
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Infrastructure in place to support additional growth
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Experienced management team in all First Security markets
Investment Appeals

Management Team with Extensive In-Market Experience
Name	Title	Age	Years in Banking	Previous Experience
Rodger Holley	CEO	59	33	Pioneer
Monty Montgomery	COO	52	28	First American Pioneer
Chip Lusk	CFO	38	16
Larry Richey	Senior Risk Officer	57	27	Bank of America
David Haynes	Senior Loan Officer	53	30	AmSouth

Capitalizing on Recent Bank Consolidations within Footprint

First Security Group

Target Dislocated Customers and Hire Their Bankers

Acquirer	HQ State	Target	Year
BB&T Corp	NC	First Citizens Bancorp	2006E
SunTrust Banks Inc.	GA	National Commerce Financial Corp.	2004
Regions Financial Corp.	AL	Union Planters Corp.	2004
BB&T Corp	NC	BankFirst Corp.	2000
BB&T Corp.	NC	Hardwick Holding Co.	2000
AmSouth Bancorp.	AL	First American Corp.	1999
First American Corp.	TN	Pioneer	1998

Organic Growth Opportunities Share of deposits for top 10 banks within footprint of FSGI* Rank Institution HQ State In-Market Deposits ($000) Market Share (%) # Branches 1 First Horizon TN 3,323.6 19.4 53 2 SunTrust GA 2,947.9 17.2 59 3 AmSouth AL 2,434.9 14.2 51 4 Home Federal Bank TN 1,144.0 6.7 16 5 BB&T Corp. NC 1,113.8 6.5 25 6 First Security Group, Inc. TN 851.0 5.0 35 7 Regions Financial Corp. AL 680.3 4.0 27 8 Wachovia Corp. NC 481.9 2.8 6 9 Bank of America NC 369.4 2.2 9 10 NW Services Corp. GA 349.6 2.0 5 *Source: SNL based on June 2005 FDIC call reports

Organized into Five Regions
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       Regional bank presidents
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 Local decision-making
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 Local advisory boards
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 Local strategies and identities
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 Knowledge of local markets
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Serve small and medium-sized businesses within each market
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Customers get to know their bankers
~ A Focus on Personalized Sales and Service ~
Cookeville

     1999              2000              2001              2002             2003               2004             2005
Acquisitions
De novos
More Offices Make Banking More Convenient
Dalton
GA
Dalton
GA
Rocky Face
GA
Signal Mtn.
TN
Chattanooga
TN
Chattanooga
TN
Ooltewah
TN
Maynardville
TN
Maynardville
TN
Cookeville
TN
Cookeville
TN
Gainesboro
TN
Whitleyville
TN
Granville
TN
Cleveland
TN
Varnell
GA
Knoxville
TN
Loudon
TN
Jefferson City
TN
Ringgold
GA
Dalton
GA
Dalton
GA
Sweetwater
TN
Madisonville
 TN
Tellico Plains
TN
Lenoir City
TN
Knoxville
TN
Knoxville
TN
Madisonville
TN
Dalton
GA
Dalton
GA
Dandridge
TN
Knoxville
TN
Nashville
TN
Memphis
TN
Knoxville
 TN
Chattanooga
TN
Chattanooga
TN
East Ridge
TN
Sweetwater
TN
Athens
TN

* Core deposits = Transaction accounts + Retail CDs
Strong Deposit and Loan Growth

Commercial
Leases, 9%
Consumer,
 9%
1-4 Family
Residential,
28%
Multi-Family,
1%
C&I,
14%
Commercial
RE, 21%
Construction/
Land Development,
 18%
Total loans = $766.6 million at March 31, 2006
Portfolio Mix Reflects Market Opportunities

$139.8 MM at March 31, 2006
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Granular: top 10 relationships total 23.7% of portfolio
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Asset quality high: no past dues at quarter-end & no NCOs for 2 years
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99% of loans in-market
Construction & Development Loans

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  71% core deposits
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  Avg. cost of deposits is 2.59%
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  Brokered CDs fund leasing company
Total Deposits = $882.5 million at March 31, 2006
Brokered Deposits, 10%
CDs > $100M, 19%
CDs < $100M, 27%
Savings & MM, 17%
Int.-Bearing
DDAs, 9%
Non-Interest DDAs, 18%
Deposits are Low-Cost & Stable

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Equipment leasing through J&S Leasing, Inc. and Kenesaw Leasing, Inc.
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 Leases construction equipment, trucks, tractors and trailers
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  $64.6 million outstanding at average yield of 13.49%
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Wealth Management Group
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Offers private banking, financial planning, asset management   and trust services
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 Achieved breakeven in 18 months
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Expanded mortgage banking operations
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2005 mortgage originations totaled $85.3 million; 1Q 2006 were $18.3 million
Diversifying Our Revenue Stream

Decentralized Sales & Service with Centralized Operations
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Back office activities centralized at holding company level:
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Accounting
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Credit Administration/Collection & Recoveries
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Human Resources/Training
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Risk Management/Audit, Compliance & Loan Review
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Treasury/ALCO Management
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Focus on localized delivery of sales and service
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Decision-making structured for growth
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New headquarters building to be completed 3Q 2006

Non- Performing Assets + 90 days
as a % of Total Assets
Asset Quality is Sound

2005 Results: A Balanced Performance 2004 2005 ∆% Net Operating Income* ($M) 3,482 7,742 +122.3% Diluted Operating EPS* ($) 0.27 0.52 +92.6% Operating ROATE*(%) 5.10 8.84 +73.3% Operating ROAA* (%) 0.51 0.87 +70.6% NIM, TE (%) 4.83 5.15 +6.6% Core Efficiency Ratio** (%) 73.04 66.34 -9.2% * Before extraordinary and non-recurring items** Before extraordinary, nonrecurring and non-cash items

First Quarter: Continuing Improvement 1Q’05 1Q’06 ∆% Net Operating Income* ($M) 1,106 2,474 +123.7% Diluted Operating EPS* ($) 0.09 0.14 +55.6% Operating ROATE*(%) 6.22 9.21 +48.1% Operating ROAA* (%) 0.57 0.95 +66.7% NIM, TE (%) 5.19 5.27 +1.5% Core Efficiency Ratio** (%) 71.31 66.07 -7.3% * Before extraordinary and non-recurring items** Before extraordinary, nonrecurring and non-cash items

* Excludes extraordinary and non-recurring items
Net Income

*   Excludes extraordinary and non-recurring items.
Earnings Per Share

 *  Excludes extraordinary items
 ** Excludes extraordinary and non-recurring items.
Return on Average Assets

* Excludes extraordinary and non-recurring items.
Return on Average Equity

* Tax-equivalent basis
Net Interest Margin*

* Excludes extraordinary, non-recurring and non-cash items.
520 Basis Point Improvement Over Past 12 Months
Core Efficiency Ratio *

*Annualized first quarter data
Improved Operating Leverage

Market Statistics	FSGI

Price*/ Book	144%

Price*/ Tangible Book	188%

Price*/ LTM Core EPS	20X

Proj. ‘06 Core EPS Growth**	17%

  *  Based on closing price on 4/21/06  ** Based on consensus forecast by all covering analysts
Attractive Valuation

Where Are We Going?
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Leverage the existing franchise
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Maintain strong asset quality
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Maintain balance between growth and profitability
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Goals over the next three years include:
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Annual earnings per share growth > 15%
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Efficiency ratio < 60%
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Annual balance sheet growth: 8% -12%
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Incentives align to achieve performance goals
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Position FSGI as one of the preeminent Tennessee franchises

Nasdaq:  FSGI